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Exhibit 10.2

FIRST AMENDMENT
TO THE
MICHAELS STORES, INC.
EMPLOYEES 401(k) PLAN

(As Amended and Restated Effective August 1, 1999)

        Michaels Stores, Inc., a Delaware corporation, pursuant to authority of the Board of Directors, hereby adopts the following amendments to the Michaels Stores, Inc. Employees 401(k) Plan (the "Plan"), effective as of January 1, 2002, except as otherwise indicated.

1.
Section 1.12(a) of the Plan ("Compensation") is amended effective as of January 1, 2001, by adding the following new sentence at the end thereof:

  Effective for Plan Years beginning after December 31, 2000, "Compensation" shall include any elective amounts that are not includible in the gross income of the Employee by reason of Code Section 132(f)(4).

2.
The first sentence of Section 1.12(b) of the Plan is amended in its entirety effective as of January 1, 2001, to read as follows:

          For purposes of determining the amount of Salary Reduction Contributions and Employer Matching Contributions, the term "Compensation" shall have the same meaning as in the preceding subsection; provided that any amounts attributable to an election by an Eligible Employee to reduce such person's Compensation pursuant to the Plan or any other plan under Code Sections 125 or 401(k) sponsored by an Employer and any amounts not includible in the gross income of the Employee by reason of Code Section 132(f)(4) shall be disregarded.

3.
Section 1.12(d) of the Plan is amended by adding a new first sentence to the first paragraph thereof, to read as follows:

          The annual Compensation taken into account under the Plan for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17).

4.
The second sentence of the first paragraph of Section 1.12(d) of the Plan is amended in its entirety to read as follows:

  The annual Compensation taken into account under the Plan for any Plan Year shall not exceed $150,000 as adjusted by the Adjustment Factor for Plan Years beginning on or after February 1, 1994, and ending before January 1, 2002.

5.
Clause (ii) of the first sentence of the penultimate paragraph of Section 1.15 of the Plan ("Special Provisions for Leased Employees") is amended in its entirety effective as of January 1, 1997, to read as follows:

          for periods beginning on and after January 1, 1997, such services are performed under the primary direction or control of the Employers.

6.
The first sentence of Section 2.9 of the Plan ("Veterans' Reemployment Rights") is amended in its entirety effective as of December 12, 1994, to read as follows:

          Notwithstanding any provisions of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u), and Participant loan repayments will be suspended under the Plan as permitted under Code Section 414(u)(4) for Participants on a leave of absence for qualified military service.

7.
The first sentence of Section 3.1(d) of the Plan ("Salary Reduction Contributions") is amended in its entirety to read as follows:

          No Eligible Employee shall be permitted to make Salary Reduction Contributions during any calendar year in excess of the dollar limitation contained in Code Section 402(g) in effect for such year (as such amount is adjusted for cost-of-living increases in the manner described in Code Section 415(d)).

8.
Section 3.4(a) of the Plan ("Deferral Percentage Limitation") is amended in its entirety effective as of January 1, 2000, to read as follows:

          the Average Actual Deferral Percentage for Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Nonhighly Compensated Employees for the preceding Plan Year (or, for Plan Years beginning before January 1, 1997, and for the Plan Year beginning January 1, 2000, the Average Actual Deferral Percentage for Nonhighly Compensated Employees for the current Plan Year) multiplied by 1.25, or

9.
The first sentence of Section 3.4(b) of the Plan is amended in its entirety effective as of January 1, 2000, to read as follows:

          the Average Actual Deferral Percentage for Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Nonhighly Compensated Employees for the preceding Plan Year (or, for Plan Years beginning before January 1, 1997, and for the Plan Year beginning January 1, 2000, the Average Actual Deferral Percentage for Nonhighly Compensated Employees for the current Plan Year) multiplied by two, provided that the Average Actual Deferral Percentage for Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Nonhighly Compensated Employees by more than two percentage points.

10.
Section 3.7 of the Plan ("Aggregate Limit") is amended by adding a new first sentence thereto, to read as follows:

          This Section 3.7 shall apply only for Plan Years beginning before January 1, 2002.

11.
The second sentence of Section 3.7 of the Plan is amended in its entirety to read as follows:

  If the Plan does not satisfy the tests in Sections 3.4(a) and 4.4(a), then the sum of the Average Actual Deferral Percentage for Highly Compensated Employees for the Plan Year plus the Average Contribution Percentage for Highly Compensated Employees for the Plan Year shall be adjusted, if necessary, in accordance with Section 3.8 so that the Aggregate Limit is not exceeded.

12.
The penultimate paragraph of Section 3.7 of the Plan is amended in its entirety effective as of January 1, 2000, to read as follows:

          For Plan Years beginning before January 1, 1997, and for the Plan Year beginning January 1, 2000, the Aggregate Limit shall be determined as described above, but shall be based on the Average Actual Deferral Percentage or the Average Contribution Percentage for Nonhighly Compensated Employees for the current Plan Year rather than for the preceding Plan Year.

13.
Section 4.4(a) of the Plan ("Percentage Limitation on Employer Matching Contributions and Employee Contributions") is amended in its entirety effective as of January 1, 2000, to read as follows:

          the Average Contribution Percentage for Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Nonhighly Compensated Employees for the preceding Plan Year (or, for Plan Years beginning before January 1, 1997, and for the Plan

  Year beginning January 1, 2000, the Average Contribution Percentage for Nonhighly Compensated Employees for the current Plan Year) multiplied by 1.25, or

14.
The first sentence of Section 4.4(b) of the Plan is amended in its entirety effective as of January 1, 2000, to read as follows:

          the Average Contribution Percentage for Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Nonhighly Compensated Employees for the preceding Plan Year (or, for Plan Years beginning before January 1, 1997, and for the Plan Year beginning January 1, 2000, the Average Contribution Percentage for Nonhighly Compensated Employees for the current Plan Year) multiplied by two, provided that the Average Contribution Percentage for Highly Compensated Employees does not exceed the Average Contribution Percentage for Nonhighly Compensated Employees by more than two percentage points.

15.
Section 4.7(a) of the Plan ("Overall Limitation on Annual Additions") is amended in its entirety to read as follows:

          100% of the Participant's Compensation for the Limitation Year, or

16.
Section 4.7(b) of the Plan is amended in its entirety to read as follows:

          $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d).

17.
Section 9.2 of the Plan ("Time of Distribution") is amended by the addition of a new subsection (d), to read as follows:

  For purposes of this Section 9.2, the value of the Participant's vested Account Balance will be determined without regard to that portion that is attributable to his Rollover Contribution Account.

18.
Section 9.6(a) of the Plan ("Direct Rollovers") is amended by the addition of the following sentences at the end thereof:

  Notwithstanding the foregoing, a portion of a distribution will not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Sections 408(a) or (b), or to a qualified defined contribution plan described in Code Sections 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

19.
Section 9.6(b) of the Plan is amended by adding a new second sentence, to read as follows:

  Effective for distributions made after December 31, 2001, an eligible retirement plan includes an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from the Plan.

20.
The third sentence of Section 9.6(b) of the Plan is amended in its entirety to read as follows:

  The definition of "eligible retirement plan" shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).

21.
The third sentence of Section 10.8(a) of the Plan ("Requirements") is amended in its entirety to read as follows:

  Following receipt of the hardship withdrawal, the Participant shall cease all elective deferrals and/or voluntary contributions under the Plan, and any other plans maintained by the Employer or any other controlled group member, for a period of six months. A Participant who receives a distribution of elective deferrals and/or voluntary contributions in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and voluntary contributions under the Plan and all other plans maintained by the Employer or any other controlled group members for six months after receipt of the hardship distribution or until January 1, 2002, if later.

22.
The second sentence of Section 12.2(c) of the Plan ("Investment Committee") is amended in its entirety to read as follows:

  The Investment Committee shall have the authority to appoint and remove the Trustee and to issue directions to the Trustee to the extent provided in the Trust Agreement.

23.
Section 12.3(c) of the Plan ("Procedures for Delegation and Allocation of Responsibilities") is amended in its entirety to read as follows:

  The Investment Committee may appoint an investment manager to manage the Plan's assets or a portion thereof.

24.
Section 14.4(c) of the Plan ("Power of Administration Committee") is amended in its entirety to read as follows:

          to determine all questions (including factual questions) with regard to rights of Employees, Participants and Beneficiaries including but not limited to rights of eligibility of an Employee to participate in the Plan, the computation of the value of a Participant's Account Balance and the computation of the vesting of a Participant's Account Balance.

25.
Section 14.4 of the Plan is further amended by inserting a new subsection (d), which will read as follows, and redesignating the remaining subsections accordingly:

          to decide disputes arising under the Plan and to make determinations and findings (including factual findings) with respect to the benefits payable thereunder and the persons entitled thereto as may be required for purposes of the Plan.

26.
Section 14.4(o) of the Plan is amended in its entirety to read as follows:

          to interpret and construe the Plan including without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in the language of the Plan.

27.
Section 14.4 of the Plan is further amended by adding a new paragraph at the end thereof, to read as follows:

          All decisions of the Administration Committee as to the facts of any case and the application thereof to any case, as to the interpretation of any provision of the Plan or its application to any case, and as to any other interpretative matter or other determination or question related to the Plan shall be final and binding on all parties affected thereby, subject to the provisions of Section 16.4.

28.
The second sentence of Section 17.1(b) ("Right to Amend") is amended in its entirety to read as follows:

  Except as permitted by law, no modification or amendment shall make it possible to deprive any Participant of a previously accrued benefit or optional form of benefit within the meaning of Code Section 411(d)(6).

29.
Article 17 of the Plan is amended by deleting Section 17.6 ("Distribution Upon Disposition of Assets or Subsidy").

30.
Section 19.1(b) of the Plan ("Rollover From Other Plans") is amended in its entirety to read as follows:

          was a participant in another employer's qualified plan under Code Sections 401(a) or 403(a), annuity contract under Code Section 403(b), or eligible plan under Code Section 457(b) which was maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state,

31.
Section 19.2(b) of the Plan ("Rollover From Conduit Individual Retirement Arrangement") is amended in its entirety to read as follows:

          established an individual retirement account or annuity described in Code Sections 408(a) or (b) (an "IRA") that is eligible to be rolled over, and

32.
Section 19.2(c) of the Plan is amended in its entirety to read as follows:

          received from such IRA a distribution that is eligible to be rolled over and would otherwise be includible in gross income,

33.
Section 20.1 of the Plan ("Top-Heavy Plan Defined") is amended by the addition of a new paragraph at the end thereof, to read as follows:

          For purposes of determining whether the Plan is a Top-Heavy Plan for Plan Years beginning after December 31, 2001, the foregoing provisions shall be applied by substituting "one year period" for "five year period," except with respect to a distribution made for a reason other than separation from service, death or disability, and shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated under Code Section 416(g)(2)(A)(i).

34.
Section 20.2(b) of the Plan ("Other Definitions") is amended in its entirety to read as follows:

          "Employee" shall mean a current Eligible Employee or a former Eligible Employee who performed services for any of the Employers during the one-year period ending on the Determination Date.

35.
Section 20.2 of the Plan is amended by inserting a new subsection (c), which will read as follows, and redesignating the remaining subsections accordingly:

          "Employer" shall mean the Employers and other entities required to be aggregated with an Employer under Code Section 414(b), (c), (m) or (o).

36.
Section 20.2(d) of the Plan is amended by the addition of the following paragraph at the end thereof:

          For determinations for Plan Years beginning after December 31, 2001, "Key Employee" shall mean an Eligible Employee or former Eligible Employee (including any deceased Employee) who at any time during the Plan Year including the Determination Date was an officer of an Employer having Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of an Employer, or a 1-percent owner of an Employer having Compensation of more than $150,000. The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

37.
Section 22.1 of the Plan ("Adoption by Employers") is amended in its entirety to read as follows:

          Any corporation or other trade or business, the employees of which together with employees of the Company are required by Code Section 414(b) or (c) to be treated as if they were employed by a single employer, may with the consent and approval of the Board adopt the Plan and the Trust by formal resolution and decision of its own board of directors or non-corporate counterpart for all or any classification of its employees and thereby from and after the specified effective date of the adoption become an Employer. Such adoption shall be evidenced by a resolution of the Board authorizing, consenting to, containing or incorporating by reference such resolution or decision of the adopting employer. The adoption resolution or decision shall become, as to such adopting employer and its employees, a part of the Plan as then or subsequently amended. The adopting employer shall not be required or permitted to sign or execute the Plan document or any amendment thereto. The Plan's effective date for any such adopting employer shall be that stated in the resolution or decision of adoption of the adopting employer, and from and after such effective date the adopting employer shall assume all the rights, obligations and liabilities of the Employer as to its employees. The administrative powers and control granted to the Company, including the sole right of amendment of the Plan and Trust and of appointment and removal of the Administration Committee, the Investment Committee and their respective successors, shall not be diminished by reason of the participation of any such adopting employer in the Plan.

38.
Article 23 of the Plan is amended by the addition of a new Section 23.12, to read as follows:

          Electronic Media.    Notwithstanding any provision of the Plan to the contrary, including any provision which requires the use of a written instrument, to the extent permitted by applicable law, the Administration Committee may establish procedures for the use of electronic media in communications and transactions between the Plan or the Administration Committee and Participants and Beneficiaries. Electronic media may include, but are not limited to, e-mail, the Internet, intranet systems and automated telephonic response systems.

  Executed as of the 5th day of December, 2001.

MICHAELS STORES, INC.
By	/s/ Sue Elliott
	Name:	Sue Elliott
	Title:	Senior Vice President— Human Resources

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  Exhibit 10.2
FIRST AMENDMENT TO THE MICHAELS STORES, INC. EMPLOYEES 401(k) PLAN (As Amended and Restated Effective August 1, 1999)